                       THE L. ROY PAPP STOCK FUND, INC.
                                A No-Load Fund






                                 ANNUAL REPORT
                               DECEMBER 31, 1997



                                                      Managed by:
                                                      L. Roy Papp & Associates
                                                      4400 N. 32nd Street
                                                      Suite 280
                                                      Phoenix, AZ  85018
                                                      (602)956-1115 Local
                                                      (800)421-4004
                                                      E-mail: invest@roypapp.com

                                                      Web:
                                                      http://www.roypapp.com

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         THE L. ROY PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S
                                500 STOCK INDEX


------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------
                 1 Year     5 Year Annualized      Since Inception
------------------------------------------------------------------
The L. Roy
Papp Stock
Fund, Inc.           33.1%              16.6%                16.7%
------------------------------------------------------------------
S&P 500              33.4%              20.3%                16.9%
------------------------------------------------------------------

                                        Standard & Poor's
  Year     The L. Roy Papp Stock Fund    500 Stock Index
11/29/89            $10,000                 $10,000
1989                 10,399                  10,316
1990                 10,669                   9,999
1991                 14,274                  13,049
1992                 16,207                  14,043
1993                 16,474                  15,459
1994                 16,233                  15,663
1995                 21,578                  21,549
1996                 26,276                  26,497
1997                 34,978                  35,335


-- The L. Roy Papp Stock Fund   --   Standard & Poor's 500 Stock Index

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Standard & Poor's 500 Stock Index is an unmanaged [market-weighted] index that includes the stocks of the 500 largest U.S. companies; the values shown include reinvested dividends.

                       THE L. ROY PAPP STOCK FUND, INC.

Dear Fellow Shareholder,

The year 1997 was a good one for our Fund with per share net asset value rising 33.1%. These results were substantially identical to those of the Standard & Poor's 500 Stock Index, which rose 33.4%. Since the Fund's inception on November 29, 1989, we were up 249.9%.

In fact, our experience over the past three years has been most gratifying. In 1995 we were up 32.9%, in 1996 we were up 21.8%, and in 1997 we were up 33.1%. This means that a $10,000 investment made on January 1, 1995 would have increased to $21,545 by December 31, 1997. These numbers emphasize the importance of being in stocks throughout the entire period, despite the continuing warnings of some of the pundits who claimed three consecutive 20% plus years could not happen.

We do not pretend to know what will happen in 1998, but we do not believe the market will experience a major correction. The cold war is over and much of the world is at peace. Resources that were dedicated to armaments can now be used for more productive purposes. Our American economy is very strong and shows no signs of abating, while the European economy appears to be improving. There are some clouds over Asia, but our trade with the Southeast Asia nations remains a relatively small part of the big picture.

Our Stock Fund is designed to provide a comprehensive investment for the common stock portion of a securities portfolio. We own both large and medium sized companies, many of which sell their products worldwide, while others emphasize the markets in the United States. While we do not invest in a large number of stocks, our holdings are well diversified by industry.

Nevertheless, there are certain themes that define our investment philosophy.
We purchase growth stocks, which means that our companies achieve higher sales and earnings through true volume increases and operating efficiency, not through raising prices and taking on substantial debt. We believe that globalization of the world's economies is a fact that will become more and more evident with the passage of time. Finally, we believe that the greatest growth will occur in the fields of electronic and medical technology. Accordingly, we have major investments in industry leaders like Hewlett-Packard, Intel, Microsoft, and Motorola as well as small companies like American Power Conversion. In the medical field, we own Merck, the giant of the industry, as well as Medtronic, a smaller but highly innovative company. We also own companies such as Walgreen which are highly efficient users of technology, as well as distributors of electronic products such as Arrow Electronics and Marshall Industries.

We believe these are the companies most likely to succeed in the years ahead and that long-term investors will be well rewarded for their patience.

                                        Warmest regards,


                                        /s/ L. Roy Papp

                                        L. Roy Papp, Chairman
                                        February 6, 1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of the
L. Roy Papp Stock Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of The L. Roy Papp Stock Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of The L. Roy Papp Stock Fund, Inc. for each of the three years in the three-year period ended December 31, 1992, and the period from November 29, 1989 (date of commencement of operations) through December 31, 1989, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The L. Roy Papp Stock Fund, Inc. as of December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Arthur Andersen LLP

Phoenix, Arizona,
  January 21, 1998.

                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                          Number         Market
                         Common Stocks                                   of Shares        Value
----------------------------------------------------------------         ---------     -----------
Financial Services (16.1%)
 Northern Trust Corporation
  (Bank specializing in trust services)                                     36,000     $ 2,511,000
 State Street Corporation
  (Provider of U.S. and global securities custodial services)              109,200       6,354,075
 T. Rowe Price Associates, Inc.
  (Provides investment advisory and administrative
     services to their family of no-load mutual funds)                      64,000       4,024,000
                                                                                       -----------
                                                                                        12,889,075
                                                                                       -----------
Industrial Services (14.7%)
 G&K Services Inc., Class A
  (Uniform rental service)                                                 103,000       4,326,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                          90,000       4,483,125
 Manpower, Inc.
  (Provider of non-government employment services)                          84,000       2,961,000
                                                                                       -----------
                                                                                        11,770,125
                                                                                       -----------
Computers and Software (14.1%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers and medical
   electronic equipment)                                                    56,000       3,500,000
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                                        51,000       3,582,750
 Microsoft Corporation*
  (Personal computer software)                                              32,000       4,136,000
                                                                                       -----------
                                                                                        11,218,750
                                                                                       -----------
Distributors (10.3%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)              43,000       1,394,813
 Marshall Industries, Inc.*
  (Distributor of industrial electronic components)                        109,000       3,270,000
 Sigma-Aldrich Corp.
  (Develops, manufactures and distributes specialty chemicals)              66,000       2,623,500
 W.W. Grainger
  (Distributor and manufacturer of electric equipment)                      10,000         971,875
                                                                                       -----------
                                                                                         8,260,188
                                                                                       -----------
Pharmaceutical (7.8%)
 American Home Products Corporation
  (Ethical and proprietary drugs)                                           15,000       1,147,500
 Merck & Company
  (Ethical drugs and specialty chemicals)                                   47,500       5,046,875
                                                                                       -----------
                                                                                         6,194,375
                                                                                       -----------

*Non-income producing security.

                       THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                              Number         Market
                     Common Stocks (continued)                              of Shares         Value
--------------------------------------------------------------------        ---------      -----------
Consumer Products (7.5%)
  Clorox Company
    (Manufacturer of bleach and other consumer products)                     29,200        $ 2,308,625
  Mattel, Inc.
    (Toy manufacturer)                                                       98,000          3,650,500
                                                                                           -----------
                                                                                             5,959,125
                                                                                           -----------
Electrical Equipment (6.6%)
  General Electric Co.
    (Diversified industrial company)                                         45,000          3,301,875
  Emerson Electric Company
    (Manufacturer of electrical and electronic products and systems)         35,000          1,975,313
                                                                                           -----------
                                                                                             5,277,188
                                                                                           -----------
Consumer Services (5.9%)
  Service Corporation International
    (Funeral service; cemetery owner/operator)                              127,000          4,691,063
                                                                                           -----------
Retail Stores (4.1%)
  Albertson's Inc.
    (Regional retail grocery chain)                                          15,800            748,525
  Walgreen Company
    (Retail drug store chain)                                                80,000          2,510,000
                                                                                           -----------
                                                                                             3,258,525
                                                                                           -----------
Telecommunications (3.4%)
  Motorola, Inc.
    (Manufacturer of communication equipment)                                47,000          2,681,937
                                                                                           -----------
Restaurants (3.4%)
  McDonald's Corporation
    (Fast food restaurants and franchising)                                  56,000          2,674,000
                                                                                           -----------
Miscellaneous (5.3%)
  Medtronic, Inc.
    (Manufacturer of implantable biomedical devices)                         55,000          2,877,187
  Millipore Corporation
    (Supplier of purification products)                                      40,000          1,357,500
                                                                                           -----------
                                                                                             4,234,687
                                                                                           -----------
Total Common Stocks - 99.1%                                                                 79,109,038

Cash and Other Assets, Less Liabilities - .9%                                                  711,030
                                                                                           -----------
Net Assets - 100%                                                                          $79,820,068
                                                                                           ===========
Net Asset Value Per Share
(Based on 2,680,437 shares outstanding at December 31, 1997)                               $     29.78
                                                                                           ===========

                       THE L. ROY PAPP STOCK FUND, INC.
                     STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 1997 AND 1996

                                         ASSETS
                                         ------
                                                                   1997          1996
                                                                   ----          ----
Investment in securities at market value (original
 cost $39,547,255 and $29,944,927 at December 31, 1997
 and 1996) (Note 1)                                             $79,109,038   $52,451,831
Cash                                                                610,468       774,220
Dividends and interest receivable                                   100,562        68,899
                                                                -----------   -----------

          Total assets                                          $79,820,068   $53,294,950
                                                                ===========   ===========

                                       LIABILITIES
                                       -----------

Redemptions payable                                             $        --   $    17,863
                                                                ===========   ===========

                                       NET ASSETS
                                       ----------

Paid-in capital applicable to 2,680,437 outstanding
 shares at December 31, 1997 and 2,346,779 outstanding
 shares at December 31, 1996                                    $40,258,285   $30,770,183
Net unrealized gain on investments                               39,561,783    22,506,904
                                                                -----------   -----------

          Net assets                                            $79,820,068   $53,277,087
                                                                ===========   ===========

Net Asset Value Per Share (net assets/shares
 outstanding)                                                   $     29.78   $     22.70
                                                                ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                        1997          1996
                                                        ----          ----
INVESTMENT INCOME:
 Dividends                                           $   644,793    $  551,760
 Interest                                                 38,555        26,886
                                                     -----------    ----------

          Total investment income                        683,348       578,646
                                                     -----------    ----------

EXPENSES:
 Management fee (Note 3)                                 690,660       486,360
 Filing fees                                              30,697        24,097
 Accounting                                               19,776        13,850
 Transfer agent fees                                       9,189         7,658
 Directors' attendance fees                                6,400         6,300
 Custodial                                                 6,031         6,956
 Printing and postage                                      6,012         5,830
 Legal                                                     2,145         6,129
 Other fees                                                2,079         3,758
                                                     -----------    ----------

          Total expenses                                 772,989       560,938
                                                     -----------    ----------

   Net investment (loss) income (Note 1)                 (89,641)       17,708
                                                     -----------    ----------

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Proceeds from sales of securities                     4,191,708     8,351,349
 Cost of securities sold                               3,052,373     6,627,620
                                                     -----------    ----------
 Net realized gain on investments sold                 1,139,336     1,723,729

 Net change in unrealized gain on investments         17,054,879     7,939,198
                                                     -----------    ----------

 Net realized and unrealized gain on investments      18,194,215     9,662,927
                                                     -----------    ----------

INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                     $18,104,574    $9,680,635
                                                     ===========    ==========



   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996




                                                         1997           1996
                                                     -------------  ------------
FROM OPERATIONS:
 Net investment (loss) income                        $    (89,641)  $    17,708
 Net realized gain on investments sold                  1,139,336     1,723,729
 Net change in unrealized gain on investments          17,054,879     7,939,198
                                                     ------------   -----------

          Increase in net assets resulting
           from operations                             18,104,574     9,680,635
                                                     ------------   -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                       ----       (17,708)
 Net realized gain on investments sold                 (1,139,336)   (1,723,729)
                                                     ------------   -----------

          Decrease in net assets resulting from
           distributions to shareholders               (1,139,336)   (1,741,437)
                                                     ------------   -----------

FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                          23,054,309     4,733,700
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                 1,023,261     1,527,688
 Payments for redemption of shares                    (14,499,827)   (5,432,042)
                                                     ------------   -----------
          Increase in net assets resulting
           from shareholder transactions                9,577,743       829,346
                                                     ------------   -----------

Total increase in net assets                           26,542,981     8,768,544

Net assets at beginning of the period                  53,277,087    44,508,543
                                                     ------------   -----------

Net assets at end of period                          $ 79,820,068   $53,277,087
                                                     ============   ===========



   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997



(1) SIGNIFICANT ACCOUNTING POLICIES:

The L. Roy Papp Stock Fund, Inc. (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a) Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b) Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

During the year ended December 31, 1997, the Fund reclassified undistributed net investment loss of $89,641 to paid-in capital. This reclassification, which had no impact on total net assets, is due to tax regulations not permitting the carryforward of net investment losses to future periods.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 17, 1997, a distribution was declared from net realized long-term capital gains of approximately $.3850 a share, aggregating $1,016,066. A distribution was also declared from net realized short-term capital gains of approximately $.0467 a share, aggregating $123,270. The distribution was paid on December 31, 1997, to shareholders of record on December 19, 1997.

On December 18, 1996, a dividend of approximately $.0067 a share, aggregating $17,708, was declared from net investment income earned during 1996. A distribution was also declared from net realized long-term capital gains of approximately $.4014 a share, aggregating $925,933. The dividend and distribution were paid on December 31, 1996, to shareholders of record on December 17, 1996.

On June 19, 1996, a distribution of approximately $.35 a share, aggregating $797,796, was declared from net realized long-term capital gains earned during 1996. The distribution was paid on June 28, 1996, to shareholders of record on June 19, 1996.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $9,189 and $7,658 in 1997 and 1996, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                  1997         1996
                               -----------  ----------

          Purchases at cost    $12,654,701  $6,954,851
          Sales                  4,191,708   8,351,349


(5)  CAPITAL SHARE TRANSACTIONS:

At December 31, 1997, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds      Shares
                                               -------------  ---------
     Year ended December 31, 1997
     Shares issued                             $ 23,054,309    816,722
     Dividends and distributions reinvested       1,023,261     34,835
     Shares redeemed                            (14,499,827)  (517,899)
                                               ------------   --------

          Net increase                         $  9,577,743    333,658
                                               ============   ========

     Year ended December 31, 1996
     Shares issued                             $  4,733,700    223,665
     Dividends and distributions reinvested       1,527,688     70,029
     Shares redeemed                             (5,432,042)  (254,673)
                                               ------------   --------

          Net increase                         $    829,346     39,021
                                               ============   ========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:


                                                 1997         1996
                                              -----------  -----------

          Market value                        $79,109,038  $52,451,831
          Original cost                        39,547,255   29,944,927
                                              -----------  -----------

               Net unrealized appreciation    $39,561,783  $22,506,904
                                              ===========  ===========

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $39,852,457 and gross unrealized losses on investments in which cost exceeded market value totaled $290,674.

As of December 31, 1996, gross unrealized gains on investments in which market value exceeded cost totaled $22,672,122 and gross unrealized losses on investments in which cost exceeded market value totaled $165,218.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                       Years Ended December 31,
                             ------------------------------------------------------------------------------------------------
                                 1997          1996          1995          1994          1993          1992          1991
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net asset value,
 beginning of period         $     22.70   $     19.29   $     14.63   $     14.98   $     14.96   $     13.45   $     10.42
Income from operations:
 Net investment income               ---           .01           .07           .13           .13           .13           .15
 Net realized and
  unrealized gain (loss)
  on investments                    7.51          4.16          4.73          (.35)          .11          1.68          3.46
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------

Total from operations               7.51          4.17          4.80          (.22)          .24          1.81          3.61
Less distributions:
 Dividend from net
  investment income                  ---          (.01)         (.07)         (.13)         (.13)         (.13)         (.15)
 Distribution of net
  realized gain                     (.43)         (.75)         (.07)          ---          (.09)         (.17)         (.43)
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
Total distributions                 (.43)         (.76)         (.14)         (.13)         (.22)         (.30)         (.58)
Net asset value,
 end of period               $     29.78   $     22.70   $     19.29   $     14.63   $     14.98   $     14.96   $     13.45
                             ===========   ===========   ===========   ===========   ===========   ===========   ===========
Total return                       33.12%        21.77%        32.93%       (1.46)%         1.65%        13.54%        33.79%
                             ===========   ===========   ===========   ===========   ===========   ===========   ===========

Ratios/Supplemental Data:
  Net assets, end of period  $79,820,068   $53,277,087   $44,508,543   $36,577,759   $39,522,420   $22,874,733   $13,367,176
  Expenses to average
   net assets (B)                   1.12%         1.16%         1.17%         1.19%         1.25%         1.25%         1.25%
  Net investment income
   to average net  assets           1.00%         1.19%         1.60%         2.08%         2.22%         2.28%         2.46%
Portfolio turnover rate             6.19%        14.47%        22.39%        20.00%        15.00%        11.00%         4.00%
Average commission per
 share(D)                    $     0.0247  $     0.0442

                                                   Period Ended
                                     --------------December 31,
                                        1990         1989 (A)
                                     ----------    ----------
Net asset value,
 beginning of period                 $    10.38    $    10.00
Income from operations:
 Net investment income                      .16           .02
 Net realized and
  unrealized gain (loss)
  on investments                            .09           .38
                                     ----------    ----------

Total from operations                       .25           .40
Less distributions:
 Dividend from net
  investment income                        (.16)         (.02)
 Distribution of net
  realized gain                            (.05)          ---
                                     ----------    ----------

Total distributions                        (.21)         (.02)

Net asset value,
 end of period                       $    10.42    $    10.38
                                     ==========    ==========

Total return                               2.60%         3.99%
                                     ==========    ==========

Ratios/Supplemental Data:
  Net assets, end of period          $6,104,345    $1,322,532
  Expenses to average
   net assets (B)                         1.25%        1.25%*
  Net investment income
   to average net  assets (C)             2.82%        2.23%*
Portfolio turnover rate                  28.00%         0.00%
Average commission per Share (D)

* Annualized

(A)  From the date of commencement of operations (November 29, 1989).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.25%, 1.26%, 1.35%, 1.92% and 1.80% for the years ended
     December 31, 1993, 1992, 1991, 1990 and the period ended December 31, 1989, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.
(D)  This disclosure was not required for years prior to 1996.

                             FACTS ABOUT THE FUND

Investment Objective - The Fund, launched November 29, 1989, invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 43 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 20 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan.
She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                        THE L. ROY PAPP STOCK FUND, INC.

                                   DIRECTORS
       James K. Ballinger                            L. Roy Papp
       Amy S. Clague                                 Rosellen C. Papp
       Robert L. Mueller                             Bruce C. Williams
       Harry A. Papp

                                   OFFICERS

       Chairman - L. Roy Papp                        President - Harry A. Papp

                                VICE PRESIDENTS

       Victoria S. Cavallero                         Julie A. Hein
       George D. Clark, Jr.                          Robert L. Mueller
       Jeffrey N. Edwards                            Rosellen C. Papp
       Robert L. Hawley                              Bruce C. Williams

                         SECRETARY - Robert L. Mueller
                  ASSISTANT SECRETARY - Barbara D. Perleberg
                         TREASURER - Rosellen C. Papp
                      ASSISTANT TREASURER - Julie A. Hein

                              INVESTMENT ADVISER
                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                          E-mail: invest@roypapp.com
                          Web: http://www.roypapp.com

                                   CUSTODIAN
                           Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                          Scottsdale, Arizona  85258

                    SHAREHOLDER SERVICES AND TRANSFER AGENT
                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                   Telephone: (602) 956-1115, (800) 421-4004

                        INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
                      2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 LEGAL COUNSEL
                              Bell, Boyd & Lloyd
                            70 West Madison Street
                           Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.